EXHIBIT 13.2

Certification of Chief Financial Officer pursuant to
Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

I, Philip Yee, Chief Financial Officer of Canarc Resource Corp. ("Canarc"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.
The Annual Report on Form 20-F of Canarc Resource Corp. for the year ended December 31, 2018 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Canarc.

	by:	/s/ Philip Yee
Vancouver, Canada April 26, 2019		Philip Yee Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Canarc and will be retained by Canarc and furnished to the Securities and Exchange Commission or its staff upon request.